[EXECUTION VERSION]

LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT (this "Waiver"), dated as of August 8, 2008, is made among (i) BUILDING MATERIALS HOLDING CORPORATION, a Delaware corporation ("Holdings"), as borrower, (ii) BMC WEST CORPORATION, a Delaware corporation (the "Company"), and certain other affiliates of Holdings, as guarantors, (iii) the Lenders party to the Credit Agreement referenced below, and (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as the L/C Issuer, the Swingline Lender and the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

A. WHEREAS, Holdings, the Company and the other Guarantors, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement, dated as of November 10, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 29, 2008 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

B. WHEREAS, by written notice dated July 29, 2008 (the "Notice Letter"), Holdings has notified the Administrative Agent of certain potential Defaults under the Credit Agreement as more specifically described in such Notice Letter, a copy of which is attached hereto as Exhibit A (such potential Defaults specified in the Notice Letter, the "Specified Defaults").

C. WHEREAS, as a result of such Specified Defaults, Holdings may be unable to request additional Credit Extensions under the Credit Agreement, inasmuch as Holdings may be unable to satisfy the conditions precedent to such Credit Extensions under Section 5.03 of the Credit Agreement.

D. WHEREAS, Holdings has requested that the Majority Lenders agree to a limited waiver of the conditions precedent to additional Credit Extensions set forth in Sections 5.03(b), 5.03(c) and 5.03(d) until September 30, 2008, so that subject to the Borrowing Base, Holdings may continue to have access to Revolving Loans of up to a maximum amount of $60,000,000, notwithstanding the existence of the Specified Defaults, pending further discussions with the Administrative Agent and the Lenders regarding the Specified Defaults.

E. WHEREAS, the Majority Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Credit Agreement. All capitalized terms used in this Waiver (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Waiver and are incorporated herein by this reference.

SECTION 2 Limited Waiver.

(a) Subject to the terms and conditions of this Waiver, the Majority Lenders hereby temporarily waive (i) the requirements of Sections 8.19(a), 8.19(b) and 8.19(c) of the Credit Agreement for the fiscal quarter ended June 30, 2008, (ii) the requirements of Sections 5.03(b), 5.03(c) and 5.03(d) of the Credit Agreement with respect to additional Revolving Loans requested by Holdings on or after the Effective Date (as defined in Section 3 below), (iii) the certifications required under paragraphs (b) and (c) of any Notice of Borrowing with respect to additional Revolving Loans requested by Holdings on or after the Effective Date (as defined in Section 3 below), in each case, insofar as such requirements or certifications cannot be satisfied due solely to the occurrence of the Specified Defaults, and (iv) the right to exercise default remedies pursuant to the Loan Documents or applicable law arising solely as a result of the existence of the Specified Defaults; provided, that (1) such temporary waiver shall terminate on the earliest to occur of (A) the occurrence of an Event of Default (other than the Specified Defaults) and (B) 5:00 p.m. (Pacific time) on September 30, 2008 (the earliest to occur of (A) and (B), the "Waiver Termination Date"), and (2) the Effective Amount of all Revolving Loans shall not exceed $60,000,000 in the aggregate at any time outstanding, subject to the Borrowing Base.

(b) References Within Credit Agreement. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as supplemented by this Waiver.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Waiver shall be subject to the satisfaction of each of the following conditions precedent (the date on which such conditions are satisfied, the "Effective Date"):

(a) Execution. The Administrative Agent shall have received (i) from Holdings, the Company and each other Guarantor a duly executed original of this Waiver (or, if elected by the Administrative Agent, a facsimile or PDF copy of such executed Waiver) and (ii) from the Majority Lenders duly executed original written consents to this Waiver (or, if elected by the Administrative Agent, facsimile or PDF copies of such executed consents) authorizing the Administrative Agent to execute and deliver this Waiver on the Majority Lenders' behalf.

(b) Fees and Expenses. Holdings shall have paid (i) the Waiver Fee, and (2) all invoiced costs and expenses then due in accordance with Section 8(d) of this Waiver.

(c) Additional Closing Documents and Actions. The Administrative Agent shall have received the following, in form and substance satisfactory to it: a certificate of a Responsible Officer of Holdings and the Company, stating that (i) the representations and warranties contained in Section 4 of this Waiver are true and correct on and as of the Effective

Date, and (ii) on and as of the Effective Date, no Default shall have occurred and be continuing other than the Specified Defaults.

(d) Representations and Warranties; No Default. On the Effective Date (i) the representations and warranties contained in Section 4 of this Waiver shall be true and correct on and as of the Effective Date as though made on and as of such date; and (ii) no Default shall have occurred and be continuing other than the Specified Defaults.

(e) Additional Documents. The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Administrative Agent or the Majority Lenders (through the Administrative Agent) may reasonably request.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Waiver, Holdings, the Company and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by each such Person in Article VI of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, except for any inaccuracy of the representations and warranties in Section 6.06 or Section 6.11(b) resulting from the existence of the Specified Defaults. For the purposes of this Section 4, (i) each reference in Article VI of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Article, shall mean and be a reference to the Credit Agreement as supplemented by this Waiver, and each reference in such Article to "the Loan Documents" shall mean and be a reference to the Loan Documents as supplemented as contemplated hereby, (ii) Section 6.11 of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, and (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true and correct as of such earlier date).

SECTION 5 Obligations. To induce the Lenders to enter into this Waiver, Holdings, the Company and each other Loan Party hereby agree as follows:

(a) Financial Advisor. The Loan Parties acknowledge that Grant Thornton has been engaged by legal counsel to the Administrative Agent to provide financial analysis for the benefit of the Lenders. Holdings shall cooperate fully and permit, and shall cause each Subsidiary to cooperate fully and permit, Grant Thornton (or any replacement thereof or successor thereto, the "Financial Advisor") to visit and inspect any of their respective properties, to examine their respective corporate, financial, operating and other records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, employees, and independent public accountants. Holdings and its Subsidiaries shall be obligated to pay the reasonable fees and costs of the Financial Advisor.

(b) Cash Flow Report. Holdings shall provide to the Administrative Agent and the Financial Advisor (i) a rolling 13-week cash flow report on a weekly basis (the "13-

Week Cash Flow Report"), and (ii) detailed schedules that support the projections set forth in the August 5, 2008 presentation by Holdings to the Lenders.

(c) BMC Insurance. Upon receipt of the cash proceeds from the liquidation of BMC Insurance, Holdings shall (and shall cause BMC Insurance) promptly, and in no event later than one (1) Business Day after receipt, pay to Administrative Agent an aggregate amount equal to 100% of all such liquidation proceeds.

Failure to meet any of the above obligations shall result in an Event of Default under the Credit Agreement, and an immediate termination of this Waiver.

SECTION 6 Waiver Fee. Holdings shall pay to Administrative Agent, for the benefit of the Lenders approving this Waiver, a waiver fee in the amount of (x) 25 basis points times (y) the (1) Revolving Commitment plus (2) the outstanding principal amount of Term Loan B of each Lender that approves this Waiver (the "Waiver Fee"). Such Waiver Fee shall be fully earned on the Effective Date and paid only to those Lenders that approve this Waiver on or prior to 5:00 p.m. New York time on August 8, 2008.

SECTION 7 Reaffirmation of Liens and Guarantees.

(a) Each Loan Party hereby reaffirms that the Liens granted to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, under the Security Agreement and the other Collateral Documents remain in full force and effect and constitute, and shall constitute on and after the Effective Date, valid and perfected Liens on the Collateral (subject only to Permitted Liens) to secure the Secured Obligations. As used herein, "Secured Parties" and "Secured Obligations" shall have the meanings given to such terms in the Security Agreement.

(b) Each of the undersigned Guarantors, in its capacity as a Guarantor, does hereby consent to this Waiver and to the documents and agreements referred to herein, and nothing herein shall in any way limit any of the terms or provisions of the Guaranty of such Guarantor or the Collateral Documents executed by such Guarantor or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

SECTION 8 Miscellaneous.

(a) Notice. Subject to Section 11.07 of the Credit Agreement, the Administrative Agent shall notify Holdings, the Company and the Lenders of the occurrence of the Effective Date and promptly thereafter distribute to Holdings, the Company and the Lenders copies of all documents delivered under Section 3 of this Waiver.

(b) Credit Agreement Otherwise Not Affected. Except as expressly waived pursuant hereto, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders' and the Administrative Agent's execution and delivery of, or acceptance of, this Waiver and any other documents and instruments in connection herewith (collectively, the "Waiver Documents")

shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(c) No Reliance. Each of Holdings, the Company and each other Guarantor hereby acknowledges and confirms to the Administrative Agent and the Lenders that it is executing this Waiver and the other Waiver Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d) Costs and Expenses. Holdings agrees to pay to the Administrative Agent on demand the reasonable out-of-pocket costs and expenses of the Administrative Agent, and the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Waiver and any other documents to be delivered in connection herewith.

(e) Binding Effect. This Waiver shall be binding upon, inure to the benefit of and be enforceable by Holdings, the Company and each other Guarantor, the Administrative Agent and each Lender and their respective successors and assigns.

(f) Governing Law. **THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA**.

(g) Complete Agreement: Amendments. This Waiver, together with the other Waiver Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Waiver supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Waiver may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.01 of the Credit Agreement.

(h) Severability. Whenever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Waiver shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Waiver, or the validity or effectiveness of such provision in any other jurisdiction.

(i) Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(j) Loan Documents. This Waiver and the other Waiver Documents shall constitute Loan Documents.

(k) Reservation of Rights. The Administrative Agent and the Lenders continue to evaluate their response to the Specified Defaults, and, except as specifically set forth in Section 2 above, nothing contained in this Waiver is intended to or shall be construed as a waiver or forbearance of any of the rights, remedies, and powers of the Administrative Agent or any Lender or against the Borrower, any Guarantor or the Collateral, or a waiver of any Defaults or Events of Default, whether specified herein or otherwise, as an agreement to continue to make Credit Extensions to the Borrower under the Credit Agreement except as specifically set forth in Section 2 above, or a consent to any departure by the Borrower or any Guarantor from the express provisions of the Credit Agreement and the other Loan Documents. The Administrative Agent and each Lender hereby expressly reserves all of its remedies, powers, rights, and privileges under the Credit Agreement and the other Loan Documents, at law (including under the Uniform Commercial Code), in equity, or otherwise. Please be advised that neither the Administrative Agent nor the Lenders has any obligation to forbear from enforcing its rights and remedies with respect to any Default or Event of Default, other than in respect of the Specified Defaults (but then only until the Waiver Termination Date). Any forbearance must be in writing and agreed to by the Administrative Agent and the requisite Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver, as of the date first above written.

THE BORROWER

BUILDING MATERIALS HOLDING CORPORATION

By ______________________
Name: Mark R. Kailer
Title: Vice President & Treasurer

THE GUARANTORS

BMC WEST CORPORATION

By ______________________
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD CONSTRUCTION, INC.

By ______________________
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD NORTHERN CALIFORNIA, INC.

By ______________________
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD DISTRIBUTION, INC.

By ______________________
Name: Mark R. Kailer
Title: Vice President & Treasurer

C CONSTRUCTION, INC.

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

TWF CONSTRUCTION, INC.

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

H.N.R. FRAMING SYSTEMS INC.

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD, L.P.

By: BUILDING MATERIALS HOLDING CORPORATION, its General Partner

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD SOUTHERN CALIFORNIA, INC.

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD NEVADA, INC.

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD ARIZONA, LLC

By: SELECTBUILD CONSTRUCTION, INC., its Sole Member

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD MID-ATLANTIC, LLC

By: SELECTBUILD CONSTRUCTION, INC., its Sole Member

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD FLORIDA, LLC

By: SELECTBUILD CONSTRUCTION, INC., its Sole Member

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

SELECTBUILD TRIM, LLC

By: SelectBuild Nevada, Inc., its Sole Member

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

KBI STUCCO, INC.

By [signature]
Name: Mark R. Kailer
Title: Vice President & Treasurer

KBI WINDOWS, INC.

By ________________________
Name: Mark R. Kailer
Title: Vice President and Treasurer

A-1 BUILDING COMPONENTS, LLC.

By: SelectBuild Florida, LLC, its sole member

By ________________________
Name: Mark R. Kailer
Title: Vice President and Treasurer

THE ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By [signature]

Name: Seth D. Moldoff

Title: Senior Vice President

EXHIBIT A

Notice Letter

[Please see attached]